                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                 Prescott Group Aggressive Small Cap,
                                      L.P.

Address:                              1924 South Utica, Suite 1120
                                      Tulsa, OK 74104

Date of Event Requiring Statement:    12/31/19

Name:                                 Prescott Group Aggressive Small Cap II,
                                      L.P.

Address:                              1924 South Utica, Suite 1120
                                      Tulsa, OK 74104

Date of Event Requiring Statement:    12/31/19

Name:                                 Prescott Group Aggressive Small Cap
                                      Master Fund, G.P.

Address:                              1924 South Utica, Suite 1120
                                      Tulsa, OK 74104

Date of Event Requiring Statement:    12/31/19

Name:                                 Phil Frohlich

Address:                              1924 South Utica, Suite 1120
                                      Tulsa, OK 74104

Date of Event Requiring Statement:    12/31/19